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                                                                  EXHIBIT 21.01


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SUBSIDIARIES OF THE ISSUER AND THE GUARANTOR


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                                                                                                               OWNED BY
                                          SUBSIDIARY                                ORGANIZED UNDER LAWS OF    IMMEDIATE PARENT (1)
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
American Axle & Manufacturing Holdings, Inc.                                        Delaware
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         American Axle & Manufacturing, Inc.                                        Delaware                   100
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                  AAM Receivables Corp.                                             Delaware                   100
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                  American Axle International Sales, Ltd.                           U.S. Virgin Islands        100
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                  Colfor Manufacturing, Inc.                                        Delaware                   100
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                           Valley Forge Inc.                                        Ohio                       100
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                  MSP Industries Corporation                                        Michigan                   100
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                           MSP Team, LLC                                            Michigan                   100
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                           MSP International Sales Corporation                      U.S. Virgin Islands        100
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                           MSP Holdings BV                                          Netherlands                100
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                                    MSP Investments Ltd                             United Kingdom             100
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                                            Precision Forming Limited               United Kingdom              50(4)
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                  American Axle & Manufacturing de Mexico Holdings                  Mexico                     99.99 (3)
                   S. de R.L. de C.V.
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                           Guanajuato Gear & Axle de Mexico S. de R.L. de C.V.      Mexico                     99.99 (3)
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                           American Axle & Manufacturing de Mexico S.A. de C.V.     Mexico                     99.99 (2)
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                  AAM International Holdings, Inc.                                  Delaware                   100
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                           Albion Automotive (Holdings) Limited                     Scotland                   100
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                                  Albion Automotive Limited                         Scotland                   100
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                                  Farrington Components Limited                     England                    100
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(1)  All subsidiaries set forth herein are reported in our financial statements through consolidations.

(2)  Remaining shares owned by AAM International Holdings, Inc.

(3)  Remaining certificates of interest owned by AAM International Holdings.

(4)  Remaining 50% owned by John Stokes & Sons Ltd.